Exhibit 10.3

PORTIONS OF THIS EXHIBIT MARKED BY [**] HAVE BEEN OMITTED PURSUANT TO RULE 601(B)(10) OF REGULATION S-K. THE OMITTED INFORMATION IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

FOURTH AMENDMENT TO
COMMERCIAL OUTSOURCING SERVICES AGREEMENT

This Fourth Amendment to the Commercial Outsourcing Services Agreement (this "Amendment") is between Pacira Pharmaceuticals, Inc. (the "Company") and Integrated Commercialization Solutions, Inc. ("ICS"). This Amendment is effective as of January 1, 2016 (the "Amendment Effective Date").

RECITALS

A.The Company and ICS are parties to a Commercial Outsourcing Services Agreement dated August 25, 2011, as amended by the First Amendment dated August 1, 2013, the Second Amendment dated August 25, 2014 and the Third Amendment dated December 1, 2014 (as amended, the "Agreement");

A.Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

A.The parties now wish to amend the Agreement in certain respects.

NOW THEREFORE, the parties agree as follows:

a.Defined Terms. Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement. If there is any conflict between tl1e Agreement and any provision of this Amendment, this Amendment will control.

a.Schedule B. The parties agree that Schedule B to the Agreement is hereby deleted in its entirety 311d replaced with the attached Revised Schedule B.

a.No Other Changes. Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Integrated Commercialization Solutions, Inc.

By: /s/ Peter Belden
Name: Peter Belden
Title: President

Pacira Pharmaceuticals, Inc.

By: /s/ Daina Borteck
Name: Daina Borteck
Title: Assistant General Counsel

REVISED SCHEDULE B
ICS 3PL SCHEDULE OF FEES

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FIFTH AMENDMENT TO
COMMERCIAL OUTSOURCING SERVICES AGREEMENT

This Fifth Amendment to the Commercial Outsourcing Services Agreement (this "Amendment") is between Pacira Pharmaceuticals, Inc. (the "Company") and Integrated Commercialization Solutions, Inc. ("ICS"). This Amendment is effective as of July 12, 2016 (the “Amendment Effective Date'').

RECITALS

A.The Company and ICS are parties to a Commercial Outsourcing Services Agreement dated August 25,2011, as amended by the First Amendment dated August I, 2013, the Second Amendment dated August 25, 2014, the Third Amendment dated December I, 2014 and the Fourth Amendment dated January I, 2016 (as amended, the "Agreement ");

A.Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

A.The parties now wish to amend the Agreement in certain respects.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.Defined Terms. Capitalized terms in this Amendment that arc not defined in this Amendment have the meanings given to them in the Agreement. If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

1.Schedule B. The parties agree that Schedule B to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Schedule B.

1.No Other Changes. Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Integrated Commercialization Solutions, Inc.

By: /s/ Mitch McLain
Name: Mitch McLain
Title: VP Finance

Pacira Pharmaceuticals, Inc.

By: /s/ Daina Borteck
Name: Daina Borteck
Title: Assistant General Counsel

REVISED SCHEDULE B
ICS 3PL SCHEDULE OF FEES

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SIXTH AMENDMENT TO
COMMERCIAL OUTSOURCING SERVICES AGREEMENT

This Sixth Amendment to the Commercial Outsourcing Services Agreement (this "Amendment") is between Pacira Pharmaceuticals, Inc. (the "Company") and Integrated Commercialization Solutions, Inc. ("ICS"). This Amendment is effective as of September 6, 2016 (the "Amendment Effective Date").

RECITALS

A.The Company and ICS are parties to a Commercial Outsourcing Services Agreement dated August 25, 2011, as amended by the First Amendment dated August 1, 2013, the Second Amendment dated August25, 2014, the Third Amendment dated December 1, 2014, the Fourth Amendment dated January I, 2016 and the Fifth Amendment dated July 12,2016 (as amended, the "Agreement");

A.Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

A.The parties now wish to amend the Agreement in certain respects.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.Defined Terms. Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement. If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

1.Schedule B. The parties agree that Schedule B to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Schedule B.

1.No Other Changes. Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Integrated Commercialization Solutions, Inc.

By: /s/ Mitch McLain
Name: Mitch McLain
Title: VP Finance

Pacira Pharmaceuticals, Inc.

By: /s/ Daina Borteck
Name: Daina Borteck
Title: Assistant General Counsel

REVISED SCHEDULE B
ICS 3PL SCHEDULE OF FEES

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SEVENTH AMENDMENT TO
COMMERCIAL OUTSOURCING SERVICES AGREEMENT

This Seventh Amendment to the Commercial Outsourcing Services Agreement (this "Amendment") is between Pacira Pharmaceuticals, Inc. (the "Company'') and Integrated Commercialization Solutions, Inc. ("ICS"). This Amendment is effective as of November 14, 2016 (the "Amendment Effective Date").

RECITALS

A.The Company and ICS are patties to a Commercial Outsourcing Services Agreement dated August 25, 2011, as amended by the First Amendment dated August 1, 2013, the Second Amendment dated August 25, 2014, the Third Amendment dated December 1, 2014, the Fourth Amendment dated January 1, 2016, the Fifth Amendment dated July 12,2016 and the Sixth Amendment dated September 6, 2016 (as amended, the "Agreement");

A.Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

A.The parties now wish to amend the Agreement in certain respects. ·

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.Defined Terms. Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement. If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

1.Schedule B. The parties agree that Schedule B to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Schedule B.

1.No Other Changes. Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the patties have executed this Amendment as of the Amendment Effective Date.

Integrated Commercialization Solutions, Inc.

By: /s/ Peter Belden
Name: Peter Belden
Title: President

Pacira Pharmaceuticals, Inc.

By: /s/ Daina Borteck
Name: Daina Borteck
Title: Assistant General Counsel

REVISED SCHEDULE B
ICS 3PL SCHEDULE OF FEES

[**]

EIGHTH AMENDMENT TO
COMMERCIAL OUTSOURCING SERVICES AGREEMENT

This Eighth Amendment to the Commercial Outsourcing Services Agreement (this "Amendment") is between Pacira Pharmaceuticals, Inc. (the "Company'') and Integrated Commercialization Solutions, Inc. ("ICS"). This Amendment is effective as of May 8, 2017 (the "Amendment Effective Date").

RECITALS

A.The Company and ICS are patties to a Commercial Outsourcing Services Agreement dated August 25, 2011, as amended by the First Amendment dated August 1, 2013, the Second Amendment dated August 25, 2014, the Third Amendment dated December 1, 2014, the Fourth Amendment dated January 1, 2016, the Fifth Amendment dated July 12,2016, the Sixth Amendment dated September 6, 2016 and the Seventh Amendment dated November 14, 2016 (as amended, the "Agreement");

A.Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

A.The parties now wish to amend the Agreement in certain respects. ·

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.Defined Terms. Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement. If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

1.Schedule B. The parties agree that Schedule B to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Schedule B.

1.No Other Changes. Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the patties have executed this Amendment as of the Amendment Effective Date.

Integrated Commercialization Solutions, Inc.

By: /s/ Kenneth F. Davidson
Name: Kenneth F. Davidson
Title: VP of Finance

Pacira Pharmaceuticals, Inc.

By: /s/ Daina Borteck
Name: Daina Borteck
Title: Assistant General Counsel

REVISED SCHEDULE B
ICS 3PL SCHEDULE OF FEES

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NINTH AMENDMENT TO
COMMERCIAL OUTSOURCING SERVICE AGREEMENT

This Ninth Amendment to the Commercial Outsourcing Services Agreement (this "Amendment") is between Pacira Pharmaceuticals, Inc. (the "Company") and Integrated Commercialization Solutions, LLC ("ICS"). This Amendment is effective as of August 25, 2017 (the "Amendment Effective Date").

RECITALS

A.The Company and ICS are parties to a Commercial Outsourcing Services Agreement dated August 25, 2011, as amended by the First Amendment dated August 1, 2013, the Second Amendment dated August 25, 2014, the Third Amendment dated December 1, 2014, the Fourth Amendment date January 1, 2016, the Fifth Amendment dated July 12, 2016, the Sixth Amendment dated September 6, 2016, the Seventh Amendment dated November 14, 2016 and the Eighth Amendment dated May 8, 2017 (as amended, the "Agreement");

A.Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

A.The parties now wish to amend the Agreement in certain respects.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.Defined Terms. Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement. If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

1.Term. Section 4.1 of the Agreement is deleted in its entirety and replaced with the following:

Term. This Agreement will be effective as of the Effective Date and will continue until August 25, 2020 (the "Term"), unless sooner terminated in accordance with the terms of this Agreement. The Term may be extended upon written mutual agreement of the parties, such extension to be negotiated in good faith six (6) months prior to the expiration of the Term.

1.No Other Changes. Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Integrated Commercialization Solutions, Inc.

By: /s/ Peter Belden
Name: Peter Belden
Title: President

Pacira Pharmaceuticals, Inc.

By: /s/ Daina Borteck
Name: Daina Borteck
Title: Assistant General Counsel

TENTH AMENDMENT TO
COMMERCIAL OUTSOURCING SERVICES AGREEMENT

This Tenth Amendment to the Commercial Outsourcing Services Agreement (this “Amendment”) is between Pacira Pharmaceuticals, Inc. (the “Company”) and Integrated Commercialization Solutions, LLC (“ICS”). This Amendment is effective as of September 27, 2017 (the “Amendment Effective Date”).

RECITALS

A.The Company and ICS are parties to a Commercial Outsourcing Services Agreement dated August 25, 2011, as amended by the First Amendment dated August 1, 2013, the Second Amendment dated August 25, 2014, the Third Amendment dated December 1, 2014, the Fourth Amendment dated January 1, 2016, the Fifth Amendment dated July 12, 2016, the Sixth Amendment dated September 6, 2016, the Seventh Amendment dated November 14, 2016 and the Eighth Amendment dated May 8, 2017, and the Ninth Amendment dated August 25, 2017 (as amended, the “Agreement”);

A.Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

A.The parties now wish to amend the Agreement in certain respects.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.Defined Terms. Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement. If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

1.Schedule B. Schedule B is hereby deleted, in its entirety, and replaced with the attached Schedule B.

1.No Other Changes. Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Integrated Commercialization Solutions, Inc.

By: /s/ Peter Belden
Name: Peter Belden
Title: President

Pacira Pharmaceuticals, Inc.

By: /s/ Daina Borteck
Name: Daina Borteck
Title: Assistant General Counsel

REVISED SCHEDULE B
ICS 3PL SCHEDULE OF FEES

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ELEVENTH AMENDMENT TO
COMMERCIAL OUTSOURCING SERVICES AGREEMENT

This Eleventh Amendment to the Commercial Outsourcing Services Agreement (this “Amendment”) is between Pacira Pharmaceuticals, Inc., and its affiliated company, Pacira CryoTech, Inc. (“Company”) and Integrated Commercialization Solutions, LLC (“ICS”). This Amendment is effective as of January 28, 2020 (the “Amendment Effective Date”).

RECITALS

A.The Company and ICS are parties to a Commercial Outsourcing Services Agreement dated August 25, 2011 (as amended, the “Agreement”);

A.Under the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

A.The parties now wish to amend the Agreement in certain respects.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.Defined Terms. Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement. If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

1.Term Extension. Section 4.1 of the Agreement is deleted in its entirety and replaced with the following:

4.1 Initial Term. This Agreement will be effective as of the Effective Date and will continue until August 25, 2023 (the “Term”), unless sooner terminated in accordance with Section 4. The Term may be extended upon written mutual agreement of the parties. On an annual basis during the Term, the parties shall conduct a business review and discuss in good faith the Services and related fees.

1.New Cost Center and Fees. The parties agree that ICS will create a new cost center (Pacira CryoTech), for the Company to accommodate an additional location for Product storage and other services. All invoices for shipments from the new cost center and packing slips will reflect the new cost center name. The fees for the new cost center will not be charged to Company until Product is received at the cost center by ICS.

1.REMS Compliance. A new Section 7.4 is added to the Agreement as follows:

The Company further represents and warrants to ICS that, on and after the Program Launch Date, none of the Products is subject to any Risk Evaluation and Mitigation Strategy (REMS) or similar drug safety program mandated by FDA or other Governmental Authority.

1.ICS Address Change. Any notice, request or other document to be given under the Agreement to ICS must be sent to:

Integrated Commercialization Solutions, LLC	With a copy to:
Attn: President	AmerisourceBergen Corporation
5025 Plano Parkway	Attn: General Counsel
Carrollton, TX 75010	1300 Morris Drive
Chesterbrook, PA 19807

1.Schedule B. The parties agree that Schedule B of the Agreement is hereby deleted in its entirety and replaced with the attached Revised Schedule B.

1.No Other Changes. Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Integrated Commercialization Solutions, Inc.

By: /s/ Jeff Primeau
Name: Jeff Primeau
Title: Vice President, Business Solutions
Date: 30-Jan-2020

Pacira Pharmaceuticals, Inc.
Pacira CryoTech, Inc.

By: /s/ Daina Borteck
Name: Daina Borteck
Title: Assistant General Counsel
Date: 29-Jan-2020

Schedule B
Pacira BioSciences - ICS 3PL Schedule of Fees

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